JUNE 30, 2013

SEMIANNUAL REPORT

INTERNATIONAL

Templeton Dragon Fund, Inc.

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · Mutual Series

Contents

Semiannual Report

Templeton Dragon Fund, Inc. 1

Performance Summary 6

Important Notice to Shareholders 7

Financial Highlights and Statement of Investments 8

Financial Statements 12

Notes to Financial Statements 15

Annual Meeting of Shareholders 23

Dividend Reinvestment and Cash Purchase Plan 24

Shareholder Information 27

Semiannual Report

Templeton Dragon Fund, Inc.

Your Fund's Goal and Main Investments: Templeton Dragon Fund seeks long-term capital appreciation by investing at least 45% of its total assets in equity securities of "China companies."

Geographic Breakdown
Based on Total Net Assets as of 6/30/13

China 56.2%
Hong Kong 28.5%
Taiwan 12.2%
Short-Term Investments & Other Net Assets 3.1%

Dear Shareholder:

This semiannual report for Templeton Dragon Fund covers the period ended June 30, 2013.

Economic and Market Overview

China's economy moderated in the first half of 2013, with gross domestic product (GDP) growing an estimated 7.6% year-over-year, compared with

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 9.

Semiannual Report | 1

7.9% in 2012’s fourth quarter.1 Key reasons for the moderation in growth included weak industrial production, investment and export growth. In contrast, domestic consumption remained a major growth driver. China completed its leadership transition in March with the appointment of Xi Jinping as the new president and Li Keqiang as the new premier. The new government continued efforts to make China’s economy more consumer driven and to expand the country’s trade, investment and economic relations with its global partners.

The performance of global equity markets, especially in China and other emerging market countries, was driven less by economic growth and more by liquidity and monetary policies in major economies. Markets began on a positive note in January, but Cyprus’s financial crisis in March and its potential impact on the eurozone, as well as an inconclusive Italian election, dampened investor sentiment. A late bailout of Cyprus’s banks helped relieve investor concerns. Subsequently, the Bank of Japan’s announcement of an unprecedented stimulus plan and its commitment to open-ended asset purchases led investors to become optimistic in April.

However, investor anxiety that the U.S. Federal Reserve Board (Fed) would taper its quantitative easing program and tighten monetary policy earlier than expected, combined with a sharp correction in Japanese government bond yields, prompted profit taking in emerging market stocks, bonds and currencies. Additionally, commodity prices declined as the U.S. dollar rose. Further contributing to global financial market volatility in June was the People’s Bank of China’s (PBOC’s) indication that it would not intervene in the interbank market after a sharp spike in a key lending rate caused investors to worry about the stability of the country’s banking sector.

Investor sentiment improved in the last week of the period, and emerging market stock prices rebounded from period lows after the PBOC did intervene to calm China’s interbank market, positive economic reports helped stabilize Japanese government bond yields, and several Fed members reassured investors that the Fed’s accommodative monetary policy would continue. Greater China stocks, as measured by the MSCI Golden Dragon Index, had a -5.17% total return for the six months ended June 30, 2013.2 Taiwan’s solid gains helped the region perform better than its emerging market peers. Hong Kong also performed better than China, which underperformed largely because of investor concerns about slower economic growth. For the six-month reporting period,

1. Source: The website of the National Bureau of Statistics of the People’s Republic of China (www.stats.gov.cn).
2. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2 | Semiannual Report

the MSCI Taiwan Index generated a +1.39% total return, compared with -1.28% for the MSCI Hong Kong Index and -10.78% for the MSCI China Index.2

Investment Strategy

Our investment strategy employs a fundamental, value-oriented, long-term approach. In selecting companies for investment, we will consider overall growth prospects, competitive positions in export markets, technologies, research and development, productivity, labor costs, and raw material costs and sources. Additional considerations include profit margins, returns on investment, capital resources, government regulation, management and other factors in comparison to other companies around the world that we believe are comparable.

Our approach to selecting investments emphasizes fundamental company-by-company analysis (rather than broader analyses of specific industries or sectors of the economy), to construct an “action list” from which we make our buy decisions. Although we will consider historical value measures, the primary factor in selecting securities for investment by the Fund will be the company’s current price relative to its long-term earnings potential.

Performance Overview

Templeton Dragon Fund had cumulative total returns of -11.74% in market price terms and -8.05% in net asset value terms for the six months under review. You can find the Fund’s long-term performance data in the Performance Summary on page 6.

Manager’s Discussion

During the six months under review, key contributors to the Fund’s absolute performance included Dairy Farm International Holdings, a Hong Kong-based pan-Asian retailer whose core businesses consist of supermarkets, hypermarkets (department store and grocery market), health and beauty stores, convenience stores and home furnishing stores; Great Wall Motor, one of China’s leading automobile exporters and largest pickup truck and sport utility vehicle (SUV) manufacturers; and TSMC (Taiwan Semiconductor Manufacturing Co.), the world’s largest independent integrated circuit foundry. Consistent revenue growth and expanding market presence supported Dairy Farm’s stock price. We believe Asia’s rising personal income and greater consumer demand, combined with the company’s exposure to the region’s high growth markets, should continue to support revenue and earnings growth.

Semiannual Report | 3

Great Wall Motor benefited from consistently delivering stronger-than-expected earnings results, with first-quarter earnings driven largely by its better product mix and China’s continued SUV demand growth. The automaker’s China H shares reached a record high during the period as investors welcomed the automaker’s new lineup of revamped SUVs, as well as new sedan and pickup models.3 We believe that the automaker, which has a leading local brand, could potentially benefit from China’s greater SUV demand growth and the likelihood of increased exports, given the competitiveness of its products in international markets, particularly in Russia, Australia and South Africa.

TSMC reported a record net profit in 2012 and better-than-expected first-quarter 2013 earnings results. Strong mobile devices demand and clients’ faster-than-expected adoption of more energy-efficient and high-performance manufacturing methods drove earnings growth. With a global market share of 45% among foundries and leadership in new technology implementation, TSMC, in our assessment, is well positioned to potentially benefit from strong global demand growth.

In contrast, key detractors from the Fund’s absolute performance included China’s major oil and gas companies: Sinopec (China Petroleum and Chemical), PetroChina and CNOOC. Weak commodity prices, concerns about China’s slowing economic growth, and worries about the pace of gas price reform regulations weighed on the industry. In the longer term, as emerging market economies continue to grow and as China industrializes and becomes wealthier, energy demand should continue to rise and potentially benefit these dominant oil and gas companies. Additionally, government reforms to bring fuel prices more in line with market prices could improve the profitability of these companies’ refining and distribution operations and help drive earnings growth.

In the past six months, our continued search for investments we considered to be attractively valued led us to purchase shares of gas utilities, construction materials, machinery and semiconductor companies. Key purchases included a new position in ENN Energy Holdings, an operator and manager of gas pipeline infrastructure primarily in China. We also increased the Fund’s investments in China National Building Material, one of the country’s top cement and building materials manufacturers, and in Zoomlion Heavy Industry Science and Technology Development, a leading Chinese construction machinery company.

3. “China H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most businesses in China.

4 | Semiannual Report

Conversely, we made selective sales in Cambodia, Hong Kong and China via China H and Red Chip shares as certain stocks reached their sale targets and as we sought to position the Fund to potentially benefit from stocks we considered to be more attractively valued within our investment universe.4 We conducted sales in industrial conglomerate; diversified food and staples retailing; oil, gas and consumable fuels; and automobile companies. Key sales included shares of Dairy Farm; Yanzhou Coal Mining, one of China’s largest coal producers; and Changan Auto (Chongqing Changan Automobile), one of China’s leading automakers.

Thank you for your continued participation in Templeton Dragon Fund.

We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources consid-
ered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you under-
stand our investment management philosophy.

4. “Red Chip” denotes shares of Hong Kong Stock Exchange-listed companies with significant exposure to China.

Semiannual Report | 5

Performance Summary as of 6/30/13

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any unrealized gains on the sale of Fund shares.

Endnotes

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency volatil-
ity, economic instability and political developments of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. There are special risks associated with investments in China, Hong Kong and Taiwan, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage), inflation and rapid fluctuations in inflation and interest rates.
In addition, investments in Taiwan could be adversely affected by its political and economic relationship with China. Because the Fund invests its assets primarily in companies in a specific region, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities held by the Fund. Also, as a nondiversified investment company investing in “China companies,” the Fund may invest in a relatively small number of issuers and, as a result, be subject to a greater risk of loss with respect to its portfolio securities. The Fund is actively managed but there is no guarantee that the manager’s investment deci-
sions will produce the desired results.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.
2. Assumes reinvestment of distributions based on net asset value.
3. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

6 | Semiannual Report

Important Notice to Shareholders

Share Repurchase Program

The Fund’s Board previously authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase up to 10% of the Fund’s outstanding shares measured on February 26, 2013, from time to time, in open-market transactions, at the discretion of management. This authorization remains in effect.

Semiannual Report | 7

8 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Templeton Dragon Fund, Inc.

Statement of Investments, June 30, 2013 (unaudited)

Templeton Dragon Fund, Inc.

Statement of Investments, June 30, 2013 (unaudited) *(continued)*

	Country	Shares	Value
Common Stocks (continued)			
Food & Staples Retailing (continued)			
China Resources Enterprise Ltd.	China	5,818,000	$ 18,228,251
Dairy Farm International Holdings Ltd.	Hong Kong	17,662,078	212,121,557
			231,460,442
Food Products 1.8%			
China Foods Ltd.	China	15,508,000	5,878,522
Shenguan Holdings Group Ltd.	China	11,912,000	5,590,505
Uni-President China Holdings Ltd.	China	4,888,000	4,972,482
Uni-President Enterprises Corp.	Taiwan	1,631,144	3,178,472
			19,619,981
Gas Utilities 0.7%			
ENN Energy Holdings Ltd.	China	1,366,700	7,304,033
Hotels, Restaurants & Leisure 0.5%			
SJM Holdings Ltd.	Hong Kong	2,191,000	5,276,965
Industrial Conglomerates 3.0%			
Hopewell Holdings Ltd.	Hong Kong	5,540,500	18,430,353
Shanghai Industrial Holdings Ltd.	China	4,406,000	13,662,324
			32,092,677
Insurance 0.8%			
AIA Group Ltd.	Hong Kong	1,696,200	7,184,184
China Life Insurance Co. Ltd., H	China	426,000	1,008,433
			8,192,617
Internet Software & Services 0.7%			
[a] Sohu.com Inc.	China	113,800	7,012,356
IT Services 0.5%			
Travelsky Technology Ltd., H	China	8,444,559	5,356,820
Leisure Equipment & Products 0.1%			
Yorkey Optical International Cayman Ltd.	China	11,491,000	1,081,548
Machinery 0.6%			
[c] Zoomlion Heavy Industry Science and Technology Development Co. Ltd., H	China	9,165,020	6,570,119
Marine 0.3%			
[a] China Shipping Development Co. Ltd., H	China	2,922,000	1,284,694
Sinotrans Shipping Ltd.	China	9,364,500	2,233,682
			3,518,376
Metals & Mining 0.9%			
[a,c] Angang Steel Co. Ltd., H	China	2,094,000	1,034,047
Jiangxi Copper Co. Ltd., H	China	3,576,840	6,069,046
Shougang Fushan Resources Group Ltd.	China	7,294,000	2,868,340
			9,971,433
Multiline Retail 0.1%			
Springland International Holdings Ltd.	China	2,297,000	1,137,253
Oil, Gas & Consumable Fuels 22.4%			
China Coal Energy Co. Ltd., H	China	4,662,000	2,440,413
China Petroleum and Chemical Corp., H	China	123,539,000	86,968,449
China Shenhua Energy Co. Ltd., H	China	7,424,000	18,856,852

10 | Semiannual Report

Templeton Dragon Fund, Inc.

Statement of Investments, June 30, 2013 (unaudited) *(continued)*

	Country	Shares	Value
Common Stocks (continued)			
Oil, Gas & Consumable Fuels (continued)			
CNOOC Ltd.	China	38,862,000	$ 65,939,558
Inner Mongolia Yitai Coal Co. Ltd., B	China	292,900	1,406,506
PetroChina Co. Ltd., H	China	52,788,000	56,150,568
Yanzhou Coal Mining Co. Ltd., H	China	8,762,000	6,269,909
			238,032,255
Paper & Forest Products 1.1%			
Nine Dragons Paper Holdings Ltd.	China	18,838,901	12,193,385
Pharmaceuticals 0.6%			
Tong Ren Tang Technologies Co. Ltd., H	China	2,013,000	6,125,207
Real Estate Management & Development 1.9%			
Agile Property Holdings Ltd.	China	3,426,000	3,679,572
Cheung Kong (Holdings) Ltd.	Hong Kong	539,000	7,310,878
Soho China Ltd.	China	11,551,500	9,144,748
			20,135,198
Semiconductors & Semiconductor Equipment 6.3%			
MediaTek Inc.	Taiwan	702,648	8,170,598
Realtek Semiconductor Corp.	Taiwan	596,297	1,412,649
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	15,560,136	57,630,133
			67,213,380
Textiles, Apparel & Luxury Goods 0.3%			
[c] Anta Sports Products Ltd.	China	3,457,000	3,030,912
Transportation Infrastructure 0.9%			
COSCO Pacific Ltd.	China	7,189,472	9,260,352
Wireless Telecommunication Services 4.5%			
China Mobile Ltd.	China	4,509,500	47,211,676
Total Common Stocks (Cost $447,560,555)			1,028,579,545
Short Term Investments 2.2%			
Money Market Funds (Cost $18,327,321) 1.8%			
[a,d] Institutional Fiduciary Trust Money Market Portfolio	United States	18,327,321	18,327,321
[e] **Investments from Cash Collateral Received for Loaned Securities (Cost $4,170,657) 0.4%**			
Money Market Funds 0.4%			
[f] BNY Mellon Overnight Government Fund, 0.074%	United States	4,170,657	4,170,657
Total Investments (Cost $470,058,533) 99.1%			1,051,077,523
Other Assets, less Liabilities 0.9%			9,962,151
Net Assets 100.0%			$1,061,039,674

†Rounds to less than 0.1% of net assets.

[a]Non-income producing.

[b]Security has been deemed illiquid because it may not be able to be sold within seven days.

[c]A portion or all of the security is on loan at June 30, 2013. See Note 1(c).

[d]See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

[e]See Note 1(c) regarding securities on loan.

[f]The rate shown is the annualized seven-day yield at period end.

12 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 13

14 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Templeton Dragon Fund, Inc.

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Dragon Fund, Inc. (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a closed-end investment company.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Directors (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non-registered money market funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Semiannual Report | 15

Templeton Dragon Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

In addition, certain foreign markets may be open on days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes

16 | Semiannual Report

Templeton Dragon Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

Semiannual Report | 17

Templeton Dragon Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
e.	Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At June 30, 2013, there were 100 million shares authorized ($0.01 par value). During the periods ended June 30, 2013 and December 31, 2012, there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

The Board previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. This authorization remains in effect. Since the inception of the

18 | Semiannual Report

Templeton Dragon Fund, Inc.

Notes to Financial Statements (unaudited) *(continued)*

2. Capital Stock *(continued)*

program, the Fund had repurchased a total of 6,147,943 shares. Transactions in the Fund's shares for the periods ended June 30, 2013 and December 31, 2012, were as follows:

	Six Period Ended June 30, 2013		Year Ended December 31, 2012	
	Shares	Amount	Shares	Amount
Shares repurchased	658,149	$17,648,736	223,794	$ 6,109,881
Weighted average discount of market price to net asset value of shares repurchased		11.36%		12.00%

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers, and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

a. Management Fees

The Fund pays an investment management fee to TAML based on the average weekly net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.250%	Up to and including $1 billion
1.200%	Over $1 billion, up to and including $5 billion
1.150%	Over $5 billion, up to and including $10 billion
1.100%	Over $10 billion, up to and including $15 billion
1.050%	Over $15 billion, up to and including $20 billion
1.000%	In excess of $20 billion

Effective May 1, 2013, the Fund combined its investment management and administration agreements as approved by the Board. The fees paid under the combined agreements do not exceed the aggregate fees that were paid under each of the separate agreements.

Prior to May 1, 2013, the Fund paid fees to TAML based on the average weekly net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.100%	Up to and including $1 billion
1.050%	Over $1 billion, up to and including $5 billion
1.000%	Over $5 billion, up to and including $10 billion
0.950%	Over $10 billion, up to and including $15 billion
0.900%	Over $15 billion, up to and including $20 billion
0.850%	In excess of $20 billion

Semiannual Report | 19

Templeton Dragon Fund, Inc.

Notes to Financial Statements (unaudited) *(continued)*

3. Transactions with Affiliates *(continued)*

b. Administrative Fees

Effective May 1, 2013, under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the average weekly net assets, and is not an additional expense of the Fund.

Prior to May 1, 2013, the Fund paid administrative fees to FT Services of 0.15% per year of the average weekly net assets of the Fund.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2013, there were no credits earned.

5. Income Taxes

At June 30, 2013, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$475,080,641
Unrealized appreciation	$611,694,803
Unrealized depreciation	(35,697,921)
Net unrealized appreciation (depreciation)	$575,996,882

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of corporate actions and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2013, aggregated $20,466,984 and $53,648,918, respectively.

7. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

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Templeton Dragon Fund, Inc.

Notes to Financial Statements (unaudited) *(continued)*

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's financial instruments and are summarized in the following fair value hierarchy:

- Level 1 – quoted prices in active markets for identical financial instruments
- Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
- Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2013, in valuing the Fund's assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:				
Investments in Securities:				
Equity Investments:[a]				
Commercial Services & Supplies	$ —	$ —	$95,111	$ 95,111
All other equity investment[b]	1,028,484,434	—	—	1,028,484,434
Short Term Investments	18,327,321	4,170,657	—	22,497,978
Total Investments in Securities	$1,046,811,755	$4,170,657	$95,111	$ 1,051,077,523

[a]Includes common stocks.
[b]For detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the period.

Semiannual Report | 21

Templeton Dragon Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

10. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. The Fund is currently reviewing the requirements and believes the adoption of this ASU will not have a material impact on its financial statements.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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Templeton Dragon Fund, Inc.

Annual Meeting of Shareholders, May 31, 2013 (unaudited)

The Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 300 S.E. 2nd Street, Fort Lauderdale, Florida, on May 31, 2013. The purpose of the meeting was to elect four Directors of the Fund and to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2013. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Edith E. Holiday, Larry D. Thompson, Rupert H. Johnson, Jr. and Gregory E. Johnson.* Shareholders also ratified the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2013. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of four Directors:

Term Expiring 2016	For	% of Outstanding Shares	% of Shares Present and Voting	Withheld	% of Outstanding Shares	% of Shares Present and Voting
Edith E. Holiday	23,312,521	62.09%	69.70%	10,136,028	26.99%	30.30%
Larry D. Thompson	23,295,914	62.04%	69.65%	10,152,635	27.04%	30.35%
Rupert H. Johnson, Jr.	23,304,926	62.07%	69.67%	10,143,623	27.01%	30.33%
Gregory E. Johnson	23,262,695	61.95%	69.55%	10,185,854	27.13%	30.45%

There were approximately 176,109 broker non-votes received with respect to this item.

2. The ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2013:

	Shares Voted	% of Outstanding Shares	% of Shares Present and Voting
For	33,077,378	88.09%	98.37%
Against	299,622	0.80%	0.89%
Abstain	247,658	0.66%	0.74%
Total	33,624,658	89.55%	100.00%

*Harris J. Ashton, Ann Torre Bates, Frank J. Crothers, J. Michael Luttig, David W. Niemiec, Frank A. Olson, Constantine D. Tseretopoulos and Robert E. Wade are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

Semiannual Report | 23

Templeton Dragon Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) with the following features:

If shares of the Fund are held in the shareholder’s name, the shareholder will automatically be a participant in the Plan, unless he elects to withdraw. If shares are registered in the name of a broker-dealer or other nominee (i.e., in “street name”), the broker-dealer or nominee will elect to participate in the Plan on the shareholder’s behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact Computershare Shareowner Services, LLC, P.O. Box 43006, Providence, RI 02940-3006, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Computershare Trust Company, N.A. (formerly, The Bank of New York Mellon) (the “Plan Administrator”) at the address above or the institution in whose name the shares are held. The Plan Administrator must receive written notice ten business days before the record date for a distribution.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in new shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund’s shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments can be made by check payable to Computershare Trust Company, N.A. (formerly, The Bank of New York Mellon) and sent to Computershare Shareowner Services, LLC, P.O. Box 43006, Providence, RI 02940-3006, Attention: Templeton Dragon Fund, Inc. The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of the Fund’s shares on the open market.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator’s fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions.

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Templeton Dragon Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (continued)

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator and sent to Computershare Shareowner Services, LLC, P.O. Box 43006, Providence, RI 02940-3006. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant’s name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the participant’s shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share. The Plan Administrator will convert any fractional shares held at the time of withdrawal to cash at current market price and send a check to the participant for the net proceeds.

Direct Deposit Service for Registered Shareholders

Cash distributions can now be electronically credited to a checking or savings account at any financial institution that participates in the Automated Clearing House (“ACH”) system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going to www.computershare.com/investor or dial (800) 416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.

Semiannual Report | 25

Templeton Dragon Fund, Inc.

Transfer Agent

Computershare Shareowner Services, LLC
P.O. Box 43006
Providence, RI 02940-3006

Overnight Address:
250 Royall Street
Canton, MA 02021
(800) 416-5585
www.computershare.com/investor

Direct Registration

If you are a registered shareholder of the Fund, purchases of shares of the Fund can be elec-
tronically credited to your Fund account at Computershare Shareowner Services, LLC through
Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book entry transactions, to electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminates the possibility of lost certificates. For additional information, please contact Computershare Shareowner Services,
LLC at (800) 416-5585.

Shareholder Information

Shares of Templeton Dragon Fund, Inc. are traded on the New York Stock Exchange under the symbol TDF. Information about the net asset value and the market price is published each
Monday in the Wall Street Journal, weekly in Barron’s and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund’s shares are published in the New York
Stock Exchange Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call (800) 416-5585.
Registered shareholders can now access their Fund account on-line with the Investor
ServiceDirect™ web site. For information go to Computershare Shareowner Services, LLC’s web site at www.computershare.com/investor and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at
(800) DIAL BEN/342-5236. The Fund’s net asset value and dividends are also listed on the
NASDAQ Stock Market, Inc.’s Mutual Fund Quotation Service (“NASDAQ MFQS”).

Shareholders not receiving copies of the reports to shareholders because their shares are regis-
tered in the name of a broker or a custodian can request that they be added to the Fund’s mailing list by writing Templeton Dragon Fund, Inc., 100 Fountain Parkway, P.O. Box 33030,
St. Petersburg, FL 33733-8030.

26 | Semiannual Report

Templeton Dragon Fund, Inc.

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 26, 2013, the Board of Directors (Board), including a majority of non-interested or independent Directors, approved renewal of the investment management agreement for Templeton Dragon Fund, Inc. (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports on the Fund, information on its share price discount to net asset value, and other related financial information, as well as periodic reports on expenses, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper report compared the Fund’s investment performance and expenses with those of other funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Directors received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Directors, determined that the management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the

Semiannual Report | 27

Templeton Dragon Fund, Inc.

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the more recent Hurricane Sandy. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of the level of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, the strong financial position of the Manager’s parent company and its commitment to the fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper report prepared for the Fund showed its investment performance during 2012 and the previous 10 years ended December 31, 2012, in comparison with a performance universe consisting of the Fund and all non-leveraged closed-end emerging markets funds as selected by Lipper. Such report considers total return on a net asset value basis without regard to market discounts or premiums to accurately reflect investment performance. The Lipper report showed the Fund’s 2012 total return to be in the second-lowest performing quintile of such performance universe, but on an annualized basis to be in either the highest or second-highest performing quintile of such universe during each of the previous three-, five- and 10-year periods. In view of the broadness of the Lipper performance universe, the Board also considered the Fund’s comparative performance within a supplementary universe consisting of all retail and institutional China Region funds that had been included in the Lipper report at management’s request. The Board found the Fund’s performance within such supplemental universe to be comparable to its performance within the Lipper designated performance universe. The Board was satisfied with the Fund’s comparative performance as shown in the Lipper report, noting that its total return for 2012 exceeded 17.5%.

COMPARATIVE EXPENSES. Consideration was given to a Lipper report analysis of the management fees and total expense ratio of the Fund compared with those of a group of seven funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon

28 | Semiannual Report

Templeton Dragon Fund, Inc.

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee rate in comparison with the contractual investment management fee rate that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis considers administrative fees to be part of management fees and the results of such expense comparisons showed the Fund’s contractual investment management fee rate to be less than seven basis points above the Lipper expense group median, and its actual total expense ratio to be below the median of such expense group. The Board found the comparative expenses of the Fund as set forth in the Lipper report to be acceptable.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2012, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations made in prior years and that the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies solely for use by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, as well as potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

Semiannual Report | 29

Templeton Dragon Fund, Inc.

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

ECONOMIES OF SCALE. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger and the extent to which any such benefit is shared with the Fund and its shareholders. The Board believed that a Manager’s ability to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the continuous sale of its shares. A closed-end investment company such as the Fund does not continuously offer shares, and growth following its initial public offering will primarily result from market appreciation, which benefits its shareholders. While believing economies of scale to be less of a factor in the context of a closed-end fund, the Board believes at some point an increase in size may lead to economies of scale that should be shared with the Fund and its shareholders and intends to monitor future growth of the Fund accordingly. The Board also noted that negotiated reductions in management fees that became effective during 2011 had benefited the Fund and its shareholders.

In addition to the investment advisory services provided the Fund under its investment management agreement, administrative services are provided under a separate agreement at a fixed charge of 15 basis points. At the February 26, 2013, Board meeting, the Board eliminated the separate agreement and approved a new form of investment management agreement for the Fund combining such services. In approving the new form of investment management agreement, the Board took into account the fact that the types of services and aggregate fee, including breakpoints, would be the same as provided under the previous separate agreement and that combining such services was consistent with Lipper’s methodology of considering contractual investment management fees to include any separately charged administrative fee.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

30 | Semiannual Report

Templeton Dragon Fund, Inc.

Shareholder Information (continued)

Certifications

The Fund’s Chief Executive Officer – Finance and Administration is required by the New York Stock Exchange’s Listing Standards to file annually with the Exchange a certification that she is not aware of any violation by the Fund of the Exchange’s Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund’s Chief Executive Officer – Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund’s Form N-CSR and Form N-CSRS (which include the Fund’s annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSR for the year ended December 31, 2012. Additionally, the Fund expects to file, on or about August 29, 2013, such certifications with its Form N-CSRS for the six months ended June 30, 2013.

Semiannual Report | 31

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services. N/A

Item 5. Audit Committee of Listed Registrants

Members of the Audit Committee are: Ann Torre Bates, Frank J. Crothers, David W. Niemiec and Constantine D. Tseretopoulos

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of directors of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's investment manager Templeton Asset Management Ltd. (Asset Management) in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager's instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, executing votes, ballot reconciliation, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the investment manager's ultimate decision. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager's clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of ISS, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund's board or a committee of the board with the investment manager's recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager's vote recommendations differ from Glass Lewis, ISS, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) "Other Business" without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund's board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder ("cash sweep arrangement"); or (3) when required pursuant to the Fund's governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund's shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

Investment manager's proxy voting policies and principles The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors. The investment manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management's track record, the company's financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents.

Ratification of auditors of portfolio companies. The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation. A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose "golden parachutes" that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders' interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company's remuneration practices.

Anti-takeover mechanisms and related issues. The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The investment manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The investment manager generally supports "fair price" provisions and confidential voting. The investment manager will review a company's proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure. The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environment, social and governance issues. The investment manager will generally give management discretion with regard to social, environmental and ethical issues, although the investment manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or waste company resources for the benefit of a small minority of shareholders. The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers. The investment manager will consider on a case-by-case basis any well-drafted and reasonable proposals for proxy access considering such factors as the size of the company, ownership thresholds and holding periods, responsiveness of management, intentions of the shareholder proponent, company performance, and shareholder base.

Global corporate governance. Many of the tenets discussed above are applied to the investment manager's proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to vote a proxy, or may choose not to vote a proxy, such as where: (i) the proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the investment manager held shares on the record date but has sold them prior to the meeting date; (vi) proxy voting service is not offered by the custodian in the market; (vii) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person. The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Company.
N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased(1)	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Program	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (1/1/13 - 1/31/2013)	0	0	0	37,649,533
Month #2 (2/1/13 - 2/28/2013)	34,310	28.87	34,310	37,615,223
Month #3 (3/1/13 - 3/31/2013)	84,181	27.94	84,181	37,531,042
Month #4 (4/1/13 - 4/30/2013)	131,396	27.28	131,396	37,399,646
Month #5 (5/1/13 - 5/31/13)	150,818	27.89	150,818	37,248,828
Month #6 (6/1/13 - 6/30/13)	257,444	25.31	257,444	36,991,384
Total	658,149	26.82	658,149	36,991,384

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.

Item 11. Controls and Procedures.

(a) **Evaluation of Disclosure Controls and Procedures**. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) **Changes in Internal Controls**. There have been no changes in the Registrant's internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Templeton Dragon Fund, Inc.

By /s/ LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer -
Finance and Administration
Date August 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer -
Finance and Administration
Date August 27, 2013

By /s/ MARK H. OTANI
Mark H. Otani
Chief Financial Officer and
Chief Accounting Officer
Date August 27, 2013